July 15, 2009

DREYFUS PREMIER INVESTMENT FUNDS, INC. - Dreyfus Diversified International Fund

Supplement to Prospectus dated March 1, 2009

The following information supersedes and replaces the third paragraph contained in the section of the fund’s prospectus entitled “Management — Investment adviser”:

Investment allocation decisions for the fund are made by the Dreyfus Investment Committee, which is comprised of Phillip N. Maisano, Richard B. Hoey, A. Paul Disdier, William J. Reilly, CFA, Christopher E. Sheldon, CFA, and Keith L. Stransky, CFA. Messrs. Maisano, Hoey and Reilly, as members of the committee, have managed the fund since the fund’s inception. Messrs. Disdier, Sheldon and Stransky, as members of the committee, have managed the fund, together with Messrs. Maisano, Hoey and Reilly, since July 2009. Mr. Maisano is Chief Investment Strategist of BNY Mellon Asset Management and Chief Investment Officer, Vice Chair and a director of Dreyfus, where he has been employed since November 2006. Prior to joining Dreyfus, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors LLC (EACM), an affiliate of Dreyfus, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004. Mr. Hoey is Chief Economist of Dreyfus and Chief Economist and SeniorVice President of BNY Mellon. He joined Dreyfus in 1991 as chief economist. Mr. Disdier has been employed by Dreyfus since 1988 and currently oversees all fixed income and cash management investment strategies at BNY Mellon Asset Management. Mr. Reilly is Director of Investment Oversight at Dreyfus and has managed the Dreyfus Investment Oversight team since 2005. He has been employed by Dreyfus or its affiliates since 1990. Mr. Sheldon is director of Investment Strategy for BNY Mellon Wealth Management and has been employed by The Bank of New York Mellon (and its predecessor) since 1995. He also is employed by Dreyfus. Mr. Stransky is the chief investment officer (traditional) and a senior portfolio manager for EACM, where he has been employed since 1983. He also is employed by Dreyfus.

6209S0709